UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: December 21, 2001
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                      77-0381362
(State Or Other Jurisdiction Of                (I.R.S. Employer Identification
 Incorporation Or Organization)                            Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 5.           Other Events

         On December 21, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced the Company's adoption of a stock repurchase program, with a total of 114,035 shares authorized for repurchase.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated December 21, 2001.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:  December 21, 2001     By:  /s/ C. Edward Holden
                                  --------------------
                                  C. Edward Holden
                                  Chief Executive Officer
                                  President
                                  Vice Chairman Of The Board Of Directors



Date:  December 21, 2001     By:  /s/ Mark R. Andino
                                  ------------------
                                  Mark R. Andino
                                  Chief Financial Officer
                                  Treasurer
                                  (Principal Financial & Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated December 21, 2001


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